UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2016

CAROLINA FINANCIAL CORPORATION

(Exact Name of Registrant As Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19029	57-1039637
(Commission File Number)	(I.R.S. Employer Identification No.)

288 Meeting Street, Charleston, South Carolina	29401
(Address of Principal Executive Offices)	(Zip Code)

(843) 723-7700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On January 6, 2016, Carolina Financial Corporation (“Carolina Financial”) issued a press release announcing the execution of an Agreement and Plan of Merger, dated January 5, 2016, with Congaree Bancshares, Inc. (“Congaree”). The complete text of the news release is attached to this Form 8-K as Exhibit 99.1. In addition, Carolina Financial is providing supplemental information regarding the proposed acquisition in the investor presentation slides attached hereto as Exhibit 99.2.

FORWARD-LOOKING STATEMENTS

This Form 8-K contains certain forward-looking statements, including certain plans, expectations, goals, and projections, and including statements about the benefits of the acquisition, which are subject to numerous assumptions, risks, and uncertainties.  Actual results could differ materially from those anticipated by such statements for a variety of factors including, without limitation: the businesses of Carolina Financial and Congaree may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the acquisition may not be fully realized within the expected timeframes; disruption from the acquisition may make it more difficult to maintain relationships with clients, associates, or suppliers; the required governmental approvals of the acquisition may not be obtained on the proposed terms and schedule; Congaree shareholders may not approve the transaction; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; and extended disruption of vital infrastructure; and other factors described in Carolina Financial’s Annual Report on Form 10-K and documents subsequently filed by Carolina Financial with the Securities and Exchange Commission.  All forward-looking statements included in this Form 8-K are based on information available at the time of the filing.  Carolina Financial assumes no obligation to update any forward-looking statement.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

Carolina Financial intends to file relevant documents concerning the transaction with the Securities and Exchange Commission, including a registration statement on Form S-4 which will include a proxy statement/prospectus. Shareholders of Congaree will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings by Carolina Financial, at the Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of the proxy statement/prospectus and the filings with the Securities and Exchange Commission that will be incorporated by reference in the proxy statement/ prospectus can also be obtained, without charge, by directing a request to Carolina Financial Corporation, 288 Meeting Street, Charleston, SC 29401, Attention: William A. Gehman, III, Executive Vice President and Chief Financial Officer.

SHAREHOLDERS OF CONGAREE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS WHEN THEY ARE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The directors and executive officers of Congaree and other persons may be deemed to be participants in the solicitation of proxies from Congaree’s shareholders in connection with the proposed acquisition. Information regarding Congaree’s directors and executive officers is available in its definitive proxy statement (DEF 14A) and additional definitive proxy soliciting materials filed with the SEC for Congaree’s 2015 annual shareholder meeting. Other information regarding the participants in the Congaree proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Item 9.01      Financial Statements and Exhibits

(d)      Exhibits

Exhibit Number	Description
99.1	News Release dated January 6, 2016.
99.2	Investor Presentation dated January 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAROLINA FINANCIAL CORPORATION,
Registrant

By:	/s/ William A. Gehman, III
Name:	William A. Gehman, III
Title:	Chief Financial Officer

Dated: January 6, 2016